© 2025 Verin t Systems Inc. All marks referenced herein are trademarks, registered or otherwise, of Verint Systems Inc. (“Veri nt”), its subsidiaries, or its respective licensor owners. All Rights Reserved Worldwide. Verint® Investor Day January 14, 2025 The CX Automation Leader Delivering AI Business Outcomes, Now

© 2025 Verin t Systems Inc. All marks referenced herein are trademarks, registered or otherwise, of Verint Systems Inc. (“Veri nt”), its subsidiaries, or its respective licensor owners. All Rights Reserved Worldwide. 2 Disclaimers Forward-Looking Statements This presentation contains "forward-looking statements," including statements regarding expectations, predictions, views, opportunities, plans, strategies, beliefs, and statements of similar effect relating to Verint Systems Inc. These forward-looking statements are not guarantees of future performance and they are based on management's expectations that involve a number of known and unknown risks, uncertainties, assumptions, and othe r important factors, any of which could cause our actual results to differ materially from those expressed in or implied by the forward-looking statements. The forward-looking statements contained in this presentation are made as of the date of this presentation and, except as required by law, Verint assumes no obligation to update or revise them, or to provide reasons why actual results may differ. For a more detailed discussion of how these and other risks, uncertainties, and assumptions could cause Verint’s actual results to differ materially from those indicated in its forward-looking statements, see Verint’s prior filings with the Securities and Exchange Commission. Non-GAAP Financial Measures This presentation includes financial measures which are not prepared in accordance with generally accepted accounting princip les (“GAAP”), including certain constant currency measures. For a description of these non-GAAP financial measures, including the reasons management uses each measure, and reconciliations of these non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with GAAP, please see the appendices to this presentation, Verint’s earnings press releases, as well as the GAAP to non-GAAP reconciliation found under the Investor Relations tab on Verint’s website Verint.com.

# Verint Investor Day Agenda

| TOPIC | SPEAKER |
|---|---|
| Welcome & Agenda | Matt Frankel<br>Investor Relations and Corporate Development Director |
| CX Market Evolution | Dan Bodner<br>Chief Executive Officer |
| Verint AI Differentiation | Jaime Meritt<br>Chief Product Officer |
| Outlook and Capital Allocation | Grant Highlander<br>Chief Financial Officer |
| Long-Term Growth Drivers | Alan Roden<br>Chief Corporate Development Officer |
| Q&A | Moderated by Matt Frankel |

© 2025 Verint Systems Inc. All marks referenced herein are trademarks, registered or otherwise, of Verint Systems Inc. ("Verint"), its subsidiaries, or its respective licensor owners. All Rights Reserved Worldwide.

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© 2025 Verin t Systems Inc. All marks referenced herein are trademarks, registered or otherwise, of Verint Systems Inc. (“Veri nt”), its subsidiaries, or its respective licensor owners. All Rights Reserved Worldwide. 4 Dan Bodner Chief Executive Officer

© 2025 Verin t Systems Inc. All marks referenced herein are trademarks, registered or otherwise, of Verint Systems Inc. (“Veri nt”), its subsidiaries, or its respective licensor owners. All Rights Reserved Worldwide. CX Market Evolution 5 • CX Market – Addressing the labor challenge • CX Automation opportunity • Verint AI momentum and customer reported AI Business Outcomes • Verint CX Automation leadership

# The Challenge

Brands spend $2T annually on CX labor
Current CX workflows are mostly manual

Elevating CX is a strategic priority
Hiring labor to improve CX is unsustainable

© 2025 Verint Systems Inc. All marks referenced herein are trademarks, registered or otherwise, of Verint Systems Inc. ("Verint"), its subsidiaries, or its respective licensor owners. All Rights Reserved Worldwide.

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© 2025 Verin t Systems Inc. All marks referenced herein are trademarks, registered or otherwise, of Verint Systems Inc. (“Veri nt”), its subsidiaries, or its respective licensor owners. All Rights Reserved Worldwide. Automating manual CX workflows to reduce cost and elevate CX. Now. 7 CX Automation Opportunity

# CX Automation – Brand Economics

Example:

## A brand spends $200M annually on 5,000 CX employees

- Workforce Spend: $200M annually
- CX Automation Platform: Delivers 20% CX workforce capacity valued at $40M
- CX Automation Platform Cost: $2M
- CX Automation Drives Significant ROI: 20x

© 2025 Verint Systems Inc. All marks referenced herein are trademarks, registered or otherwise, of Verint Systems Inc. ("Verint"), its subsidiaries, or its respective licensor owners. All Rights Reserved Worldwide.

8

© 2025 Verin t Systems Inc. All marks referenced herein are trademarks, registered or otherwise, of Verint Systems Inc. (“Veri nt”), its subsidiaries, or its respective licensor owners. All Rights Reserved Worldwide. AI Business Outcomes, Now Customer reported outcomes 9 Global Fintech Provider UK Utility Mexican Airline

© 2025 Verin t Systems Inc. All marks referenced herein are trademarks, registered or otherwise, of Verint Systems Inc. (“Veri nt”), its subsidiaries, or its respective licensor owners. All Rights Reserved Worldwide. AI Outcome: Verint bot automates compliance workflows, doing the work of 1,200 compliance managers 10 Fintech Provider AI Business Outcomes, Now Customer reported outcomes

© 2025 Verin t Systems Inc. All marks referenced herein are trademarks, registered or otherwise, of Verint Systems Inc. (“Veri nt”), its subsidiaries, or its respective licensor owners. All Rights Reserved Worldwide. 11 AI Outcome: Verint Copilot Bots reduces call length by 35 seconds UK Utility AI Business Outcomes, Now Customer reported outcomes

© 2025 Verin t Systems Inc. All marks referenced herein are trademarks, registered or otherwise, of Verint Systems Inc. (“Veri nt”), its subsidiaries, or its respective licensor owners. All Rights Reserved Worldwide. AI Business Outcomes, Now 12 AI Outcome: Verint bot contains 85% of customer interactions, enabling the contact center to handle 3x the number of calls with the same number of agents Customer reported outcomes Mexican Airline

© 2025 Verin t Systems Inc. All marks referenced herein are trademarks, registered or otherwise, of Verint Systems Inc. (“Veri nt”), its subsidiaries, or its respective licensor owners. All Rights Reserved Worldwide. • Today, CX workflows across the enterprise are mostly manual • Verint Platform automates CX workflows without disruption, delivering strong AI Business Outcomes, Now. 13 Verint Platform: Automating CX Workflows

© 2025 Verin t Systems Inc. All marks referenced herein are trademarks, registered or otherwise, of Verint Systems Inc. (“Veri nt”), its subsidiaries, or its respective licensor owners. All Rights Reserved Worldwide. • Brands rely on manual workflows comprised of many micro-workflows • Each Verint bot is designed to automate a specific micro-workflow with high precision Strong AI Innovation Platform offers >50 bots to automate CX workflows 14

© 2025 Verin t Systems Inc. All marks referenced herein are trademarks, registered or otherwise, of Verint Systems Inc. (“Veri nt”), its subsidiaries, or its respective licensor owners. All Rights Reserved Worldwide. Verint CX Automation Leader World’s leading brands rely on us for CX Automation Top brands upgrade Verint WFE to Verint Platform to automate CX workflows For two decades, Verint has been the WFE market leader 15

© 2025 Verin t Systems Inc. All marks referenced herein are trademarks, registered or otherwise, of Verint Systems Inc. (“Veri nt”), its subsidiaries, or its respective licensor owners. All Rights Reserved Worldwide. Well Positioned for CX Automation Leadership 16 • Verint is laser-focused on automating CX workflows • Verint Open Platform is differentiated with hybrid cloud • Our domain expertise is achieved by working with the world’s leading brands • Verint customers report differentiated AI Business Outcomes, Now

# Completed Transition to Subscription Model

## Subscription Business
~80% of revenue this year
Growth accelerating, driven by AI business outcomes

## Perpetual and Professional Services
~20% of revenue this year

© 2025 Verint Systems Inc. All marks referenced herein are trademarks, registered or otherwise, of Verint Systems Inc. ("Verint"), its subsidiaries, or its respective licensor owners. All Rights Reserved Worldwide.
17

© 2025 Verin t Systems Inc. All marks referenced herein are trademarks, registered or otherwise, of Verint Systems Inc. (“Veri nt”), its subsidiaries, or its respective licensor owners. All Rights Reserved Worldwide. 18 Jaime Meritt Chief Product Officer

© 2025 Verin t Systems Inc. All marks referenced herein are trademarks, registered or otherwise, of Verint Systems Inc. (“Veri nt”), its subsidiaries, or its respective licensor owners. All Rights Reserved Worldwide. Verint AI Differentiation 19 Differentiated platform architecture Differentiated AI business outcomes

# What is a Verint Bot?

## Verint bots automate CX micro-workflows

### Deliver a Measurable Outcome

- Each bot increases automation of a micro-workflow and reduces manual effort

### Complete Solution vs. AI Model/Toolkit

- Built on latest AI models trained on CX data, embedded in CX workflows

### Differentiated Results

- Superior AI outcomes vs competition



© 2025 Verint Systems Inc. All marks referenced herein are trademarks, registered or otherwise, of Verint Systems Inc. ("Verint"), its subsidiaries, or its respective licensor owners. All Rights Reserved Worldwide.

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© 2025 Verin t Systems Inc. All marks referenced herein are trademarks, registered or otherwise, of Verint Systems Inc. (“Veri nt”), its subsidiaries, or its respective licensor owners. All Rights Reserved Worldwide. Verint Data Hub The Bot Gym Verint Da Vinci AI The Bot Factory Verint Workflows AI to Agents' Fingertips Rapid Innovation in Verint’s Bot Factory Verint Platform includes everything needed to power differentiated AI business outcomes 21

© 2025 Verin t Systems Inc. All marks referenced herein are trademarks, registered or otherwise, of Verint Systems Inc. (“Veri nt”), its subsidiaries, or its respective licensor owners. All Rights Reserved Worldwide. Hybrid Cloud Platform Verint’s open approach mitigates customer risks and helps future-proof a customer’s AI investment On-prem applications? No problem Want only one bot? No problem Want to start small? No problem Don’t want to switch telephony? No problem Data security? No problem 22

© 2025 Verin t Systems Inc. All marks referenced herein are trademarks, registered or otherwise, of Verint Systems Inc. (“Veri nt”), its subsidiaries, or its respective licensor owners. All Rights Reserved Worldwide. 23 AI Business Outcomes, Now No More Science Projects

© 2025 Verin t Systems Inc. All marks referenced herein are trademarks, registered or otherwise, of Verint Systems Inc. (“Veri nt”), its subsidiaries, or its respective licensor owners. All Rights Reserved Worldwide. AI Business Outcomes, Now 24 AI Outcome: Verint Copilot Bots reduce call length by 30-50 seconds and elevate agent and customer experience Customer reported outcomes Public Service in Australia

© 2025 Verin t Systems Inc. All marks referenced herein are trademarks, registered or otherwise, of Verint Systems Inc. (“Veri nt”), its subsidiaries, or its respective licensor owners. All Rights Reserved Worldwide. 25 AI Outcome: Verint Quality Bot does the work of 750 quality managers and drives 25% improvement in quality European Bank AI Business Outcomes, Now Customer reported outcomes

# AI Business Outcomes, Now

## Customer reported outcomes

serco

Outsourcer in Australia

AI Outcome: Verint TimeFlex Bot™ drives significant reductions in employee churn

© 2025 Verint Systems Inc. All marks referenced herein are trademarks, registered or otherwise, of Verint Systems Inc. ("Verint"), its subsidiaries, or its respective licensor owners. All Rights Reserved Worldwide.

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© 2025 Verin t Systems Inc. All marks referenced herein are trademarks, registered or otherwise, of Verint Systems Inc. (“Veri nt”), its subsidiaries, or its respective licensor owners. All Rights Reserved Worldwide. 27 AI Business Outcomes, Now AI Monetization

# Customer Example: Leading Health Insurer



Initial Deployment of 8 Bots
Increased Usage of Existing Bots
Increased Usage of Existing Bots and Added 6 New Bots
Increased Usage of Existing Bots and Added 4 New Bots
Q1 FYE24
Q3 FYE24
Q1 FYE25
Q3 FYE25
Adopted 18 Bots with Increasing Usage

© 2025 Verint Systems Inc. All marks referenced herein are trademarks, registered or otherwise, of Verint Systems Inc. ("Verint"), its subsidiaries, or its respective licensor owners. All Rights Reserved Worldwide.

28

© 2025 Verin t Systems Inc. All marks referenced herein are trademarks, registered or otherwise, of Verint Systems Inc. (“Veri nt”), its subsidiaries, or its respective licensor owners. All Rights Reserved Worldwide. Let’s Hear from Customers 29 Expanded Verint bots from one business unit to six business units. Increasing consumption of AI Expanded existing bots from 100 to 1,600 licenses. Adding two new bots. Expanded existing bots from 100 to 500 licenses. Plans to grow to 1,700 licenses in H1 this year.

© 2025 Verin t Systems Inc. All marks referenced herein are trademarks, registered or otherwise, of Verint Systems Inc. (“Veri nt”), its subsidiaries, or its respective licensor owners. All Rights Reserved Worldwide. Verint AI Monetization 30 • Customers want to prove outcomes with a control group before scaling • Customers are seeking faster ROI • Verint monetization approach aligns with customer needs

© 2025 Verin t Systems Inc. All marks referenced herein are trademarks, registered or otherwise, of Verint Systems Inc. (“Veri nt”), its subsidiaries, or its respective licensor owners. All Rights Reserved Worldwide. 31 Grant Highlander Chief Financial Officer

© 2025 Verin t Systems Inc. All marks referenced herein are trademarks, registered or otherwise, of Verint Systems Inc. (“Veri nt”), its subsidiaries, or its respective licensor owners. All Rights Reserved Worldwide. Financial Topics FYE25 Review and Outlook FYE26 Model Capital Allocation 32

# Completed Transition to Subscription Model

## Subscription Business

~80% of revenue this year

Growth accelerating, driven by AI business outcomes

## Perpetual and Professional Services

~20% of revenue this year

© 2025 Verint Systems Inc. All marks referenced herein are trademarks, registered or otherwise, of Verint Systems Inc. ("Verint"), its subsidiaries, or its respective licensor owners. All Rights Reserved Worldwide.

33

© 2025 Verin t Systems Inc. All marks referenced herein are trademarks, registered or otherwise, of Verint Systems Inc. (“Veri nt”), its subsidiaries, or its respective licensor owners. All Rights Reserved Worldwide. Subscription Business: Using ARR to Measure Growth Provides a view of the true growth of the subscription business, regardless of the term length and is a good proxy for our annual billings. ARR Annual Recurring Revenue Eliminates ASC 606 variability Represents the annualized quarterly run-rate value of active or signed subscription contracts, as of the end of a period. For unbundled SaaS deals, we use a ratable view in our ARR calculation. 34

© 2025 Verin t Systems Inc. All marks referenced herein are trademarks, registered or otherwise, of Verint Systems Inc. (“Veri nt”), its subsidiaries, or its respective licensor owners. All Rights Reserved Worldwide. Subscription Business: FYE25 Metrics Bundled SaaS Revenue SaaS ACV Bookings ARR 35

# FYE25 – Bundled SaaS YTD Revenue Trends

## Growth acceleration driven by AI business outcomes



Bundled SaaS Revenue
$66
$72
$75
Q1
>9% Growth
Q2
15% Growth
Q3
19% Growth
Growth acceleration

AI available to all customers in hybrid cloud model

AI deployed only in Verint Cloud via Bundled SaaS

Bundled SaaS revenue proxy for AI growth

Note: Amounts in USD millions. Growth is provided on a year over year basis.

© 2025 Verint Systems Inc. All marks referenced herein are trademarks, registered or otherwise, of Verint Systems Inc. ("Verint"), its subsidiaries, or its respective licensor owners. All Rights Reserved Worldwide.

36

# FYE25 – SaaS ACV YTD Booking Trends

## AI drives strong bookings growth for new deals

SaaS ACV Bookings from New Deals



$19
$19
$27
Q1
34% Growth
Q2
29% Growth
Q3
37% Growth

Strong growth in new deals

New deal activity – Strong

Conversions – Low activity due to hybrid cloud model

Note: Amounts in USD millions. Growth is provided on a year over year basis.

© 2025 Verint Systems Inc. All marks referenced herein are trademarks, registered or otherwise, of Verint Systems Inc. ("Verint"), its subsidiaries, or its respective licensor owners. All Rights Reserved Worldwide.

37

# FYE25 – ARR YTD Trends

## ARR reflects subscription business on a 100% ratable basis


ARR growth driven by AI business outcomes
$668
$685
$695
Q1
Q2
Q3

Note: Amounts in USD millions

© 2025 Verint Systems Inc. All marks referenced herein are trademarks, registered or otherwise, of Verint Systems Inc. ("Verint"), its subsidiaries, or its respective licensor owners. All Rights Reserved Worldwide.

38

# Customer Example: Leading Health Insurer


Initial Deployment of 8 Bots
Increased Usage of Existing Bots
Increased Usage of Existing Bots and Added 6 New Bots
Increased Usage of Existing Bots and Added 4 New Bots
Q1 FYE24
Q3 FYE24
Q1 FYE25
Q3 FYE25
Adopted 18 Bots with Increasing Usage

© 2025 Verint Systems Inc. All marks referenced herein are trademarks, registered or otherwise, of Verint Systems Inc. ("Verint"), its subsidiaries, or its respective licensor owners. All Rights Reserved Worldwide.

39

© 2025 Verin t Systems Inc. All marks referenced herein are trademarks, registered or otherwise, of Verint Systems Inc. (“Veri nt”), its subsidiaries, or its respective licensor owners. All Rights Reserved Worldwide. 40 Note: Amounts in USD millions. Adopted 18 Bots with Increasing Usage AI Monetization – Health Insurer Example Customers increase AI consumption over time as they prove business outcomes $2.6 $3.1 $3.1 $4.6 $4.7 $0.4 $2.0 $3.6 $6.1 $9.4 Q323 Q124 Q324 Q125 Q325 $3.0 $5.1 $6.7 $10.7 $14.1 Bundled SaaS ARR Other Subscription ARR

# FYE25 Revenue Volatility

## Quarterly trends impacted by 606 accounting

| Q1 Revenue: | Q2 Revenue: | Q3 Revenue: |
|---|---|---|
| $7 million above guidance | $2 million below guidance | $14 million above guidance |

**Volatility driven by ASC 606 accounting likely to continue; ARR neutralizes this volatility**

Note: Amounts represent difference between actual result and mid-point of guidance range

© 2025 Verint Systems Inc. All marks referenced herein are trademarks, registered or otherwise, of Verint Systems Inc. ("Verint"), its subsidiaries, or its respective licensor owners. All Rights Reserved Worldwide.

41

# Providing Q4 ARR Guidance

Having completed transition to subscription, we are now guiding to Q4 ARR



ARR growing sequentially driven by AI business outcomes
$668
$685
$695
$704
Q1
Q2
Q3
Q4 Guidance

Note: Amounts in USD millions.

© 2025 Verint Systems Inc. All marks referenced herein are trademarks, registered or otherwise, of Verint Systems Inc. ("Verint"), its subsidiaries, or its respective licensor owners. All Rights Reserved Worldwide.

42

# Cash Generation and Cash Contribution Margin

| | FYE25 Guidance |
|---|---|
| Q4 ARR | $704 |
| Perpetual and Professional Services Revenue | $201 |
| Cash Generation | $905 |
| Less: COGS and OpEx | ($693) |
| Cash Contribution Margin | $212 |
| Operating Efficiency % | 23% |

Due to ASC 606 related volatility, we will begin to report cash contribution margin and operating efficiency metrics annually

Note: Amounts in USD millions. Cost of revenue and operating expense represent Oct YTD Non-GAAP expenses for which a reconciliation can be found in the appendix plus our Q4 guidance, which is provided on a Non-GAAP basis only

© 2025 Verint Systems Inc. All marks referenced herein are trademarks, registered or otherwise, of Verint Systems Inc. ("Verint"), its subsidiaries, or its respective licensor owners. All Rights Reserved Worldwide.

43

© 2025 Verin t Systems Inc. All marks referenced herein are trademarks, registered or otherwise, of Verint Systems Inc. (“Veri nt”), its subsidiaries, or its respective licensor owners. All Rights Reserved Worldwide. FYE26 Modeling Bundled SaaS Revenue Top-line metrics for subscription business 44 Free Cash Flow Metric for entire business ARR

# FYE26 – ARR Outlook

## AI momentum expected to drive further growth acceleration to 8% ARR growth


Q4 ARR
$704 +/- 1%
$760 +/- 1%
FYE25 Guidance
FYE26 Outlook
Y-o-Y Growth
4%
8%

Note: Amounts in USD millions. Growth rates provided on a year-over-year basis and are adjusted for the quality managed services divestiture, which closed January 31, 2024.

© 2025 Verint Systems Inc. All marks referenced herein are trademarks, registered or otherwise, of Verint Systems Inc. ("Verint"), its subsidiaries, or its respective licensor owners. All Rights Reserved Worldwide.

45

# FYE26 – Bundled SaaS Revenue Outlook

## Bundled SaaS revenue is a proxy for our AI growth



Bundled SaaS Revenue
Similar Growth Rate
~$292
16% Growth
FYE25 Guidance
FYE26 Outlook

Note: Amounts in USD millions. Guidance is provided on a year over year basis.

© 2025 Verint Systems Inc. All marks referenced herein are trademarks, registered or otherwise, of Verint Systems Inc. ("Verint"), its subsidiaries, or its respective licensor owners. All Rights Reserved Worldwide.

46

# FYE26 – Free Cash Flow

## Expect double-digit free cash flow growth



~$162
30% Growth
Double Digit
Growth Rate
FYE25 Guidance
FYE26 Outlook

Note: Amounts in USD millions. Growth is provided on a year over year basis.

© 2025 Verint Systems Inc. All marks referenced herein are trademarks, registered or otherwise, of Verint Systems Inc. ("Verint"), its subsidiaries, or its respective licensor owners. All Rights Reserved Worldwide.

47

© 2025 Verin t Systems Inc. All marks referenced herein are trademarks, registered or otherwise, of Verint Systems Inc. (“Veri nt”), its subsidiaries, or its respective licensor owners. All Rights Reserved Worldwide. Balance Sheet Strong balance sheet with net debt / EBITDA < 1.0x Debt maturing in 2026 Proactive balance sheet management 48

© 2025 Verin t Systems Inc. All marks referenced herein are trademarks, registered or otherwise, of Verint Systems Inc. (“Veri nt”), its subsidiaries, or its respective licensor owners. All Rights Reserved Worldwide. Capital Allocation Buybacks Announced new $200 million buyback in September Tuck-in M&A 49

# Summary

CX Automation category leadership

Verint AI monetization strategy aligned to customer value creation

Simplifying the business with ARR and cash generation metrics

Expect ARR growth to accelerate to 8% in FYE26 with double-digit FCF growth

© 2025 Verint Systems Inc. All marks referenced herein are trademarks, registered or otherwise, of Verint Systems Inc. ("Verint"), its subsidiaries, or its respective licensor owners. All Rights Reserved Worldwide.

50

© 2025 Verin t Systems Inc. All marks referenced herein are trademarks, registered or otherwise, of Verint Systems Inc. (“Veri nt”), its subsidiaries, or its respective licensor owners. All Rights Reserved Worldwide. 51 Alan Roden Chief Corporate Development Officer

# CX Automation Category – Brands Lowering CX Spending

## Labor cost greatly reduced while tech investment increases

BEFORE

**Human Workforce**


Tech Spending
Labor Spending

© 2025 Verint Systems Inc. All marks referenced herein are trademarks, registered or otherwise, of Verint Systems Inc. ("Verint"), its subsidiaries, or its respective licensor owners. All Rights Reserved Worldwide.

52

# CX Automation Category – Brands Lowering CX Spending

## Labor cost greatly reduced while tech investment increases

NEXT

## People and Bots Workforce


Verint benefit:
Brands increasing their tech investment
Brands' net benefit:
Spending reduction
Tech Spending
Labor Spending

© 2025 Verint Systems Inc. All marks referenced herein are trademarks, registered or otherwise, of Verint Systems Inc. ("Verint"), its subsidiaries, or its respective licensor owners. All Rights Reserved Worldwide.

53

© 2025 Verin t Systems Inc. All marks referenced herein are trademarks, registered or otherwise, of Verint Systems Inc. (“Veri nt”), its subsidiaries, or its respective licensor owners. All Rights Reserved Worldwide. Example: A Brand Trading Agent Licenses for Bots Drives 10x Revenue Growth for Verint Brand reduces agents by 20% Brand pays Verint $2M for Bots Verint credits Brand $200k for reduced agent licenses Drives 10x growth for Verint 54

© 2025 Verin t Systems Inc. All marks referenced herein are trademarks, registered or otherwise, of Verint Systems Inc. (“Veri nt”), its subsidiaries, or its respective licensor owners. All Rights Reserved Worldwide. 55 Customer Behavior Trends Near-Term – As we continue to increase capacity for our customer base, we believe customers will make minimal workforce reductions in the near-term. Longer term – As customers purchase more bot licenses to increase capacity even further, we expect they will trade Verint agent licenses for bot licenses.

© 2025 Verin t Systems Inc. All marks referenced herein are trademarks, registered or otherwise, of Verint Systems Inc. (“Veri nt”), its subsidiaries, or its respective licensor owners. All Rights Reserved Worldwide. Verint's Long-Term Growth Opportunity is Significant Market is in early stages and moving past science experiments, now $2 trillion labor spend shifts to AI that automates CX workflows Verint well positioned and targeting long-term double-digit ARR growth 56

© 2025 Verin t Systems Inc. All marks referenced herein are trademarks, registered or otherwise, of Verint Systems Inc. (“Veri nt”), its subsidiaries, or its respective licensor owners. All Rights Reserved Worldwide. 57 Q&A

© 2025 Verin t Systems Inc. All marks referenced herein are trademarks, registered or otherwise, of Verint Systems Inc. (“Veri nt”), its subsidiaries, or its respective licensor owners. All Rights Reserved Worldwide. 58 Appendix

© 2025 Verin t Systems Inc. All marks referenced herein are trademarks, registered or otherwise, of Verint Systems Inc. (“Veri nt”), its subsidiaries, or its respective licensor owners. All Rights Reserved Worldwide. Financial Outlook Our non-GAAP outlook for year ending January 31, 2025 excludes the following GAAP measure which we are able to quantify with reasonable certainty: • Amortization of intangible assets of approximately $20 million for the year ending January 31, 2025. Our non-GAAP outlook for the year ending January 31, 2025 excludes the following GAAP measures for which we are able to provide a range of probable significance: • Stock-based compensation expenses are expected to be between approximately $76 million and $78 million, for the year ending January 31, 2025, assuming market prices for our common stock approximately consistent with current levels. Our non-GAAP guidance does not include the potential impact of any in-process business acquisitions that may close after the date hereof, and, unless otherwise specified, reflects foreign currency exchange rates approximately consistent with current rates. We are unable, without unreasonable efforts, to provide a reconciliation for other GAAP measures which are excluded from our non-GAAP outlook, including the impact of future business acquisitions or acquisition expenses, future restructuring expenses, and non-GAAP income tax adjustments due to the level of unpredictability and uncertainty associated with these items. For these same reasons, we are unable to assess the probable significance of these excluded items.

# Subscription KPIs

| ($ in millions) | Year Ended | Year Ended | Three Months Ended | | | | Year Ended | Three Months Ended | | | Nine Month Ended |
|---|---|---|---|---|---|---|---|---|---|---|---|
| | 1/31/2021 | 1/31/2022 | 4/30/2023 | 7/31/2023 | 10/31/2023 | 1/31/2024 | 1/31/2024 | 4/30/2024 | 7/31/2024 | 10/31/2024 (8) (9) | 10/31/2024 |
| | Operating Metric | Operating Metric | Operating Metric | Operating Metric | Operating Metric | Operating Metric | Operating Metric | Operating Metric | Operating Metric | Operating Metric | Operating Metric |
| Subscription ARR[(10)] | | | $667.7 | $665.0 | $670.5 | $676.6 | $676.6 | $668.1 | $684.7 | $695.3 | $695.3 |
| Subscription ARR Growth YoY [(10)] | | | | | | | | 0.1% | 3.0% | 3.7% | 3.7% |
| | | | | | | | | | | | |
| SaaS ARR | | $397.4 | $493.7 | $502.9 | $512.3 | $534.4 | $534.4 | $537.7 | $556.5 | $570.1 | $570.1 |
| SaaS ARR Growth YoY | | | 22.9% | 17.4% | 11.2% | 7.3% | 7.3% | 8.9% | 10.7% | 11.3% | 11.3% |
| | | | | | | | | | | | |
| SaaS ACV | $66.2 | $94.0 | $16.0 | $26.5 | $25.4 | $25.4 | $93.3 | $19.8 | $21.1 | $27.9 | $68.8 |
| | | | | | | | | | | | |
| SaaS ACV Components | | | | | | | | | | | |
| Bundled SaaS | | $67.0 | $11.9 | $21.0 | $22.3 | $18.1 | $73.2 | $14.9 | $14.8 | $18.5 | $48.2 |
| Bundled SaaS - New Deals ACV | | | $10.4 | $9.5 | $16.7 | $17.5 | $54.1 | $14.5 | $13.0 | $17.8 | $45.3 |
| Bundled SaaS - Conversion ACV | | | $1.5 | $11.5 | $5.5 | $0.5 | $19.1 | $0.4 | $1.8 | $0.7 | $2.9 |
| Unbundled SaaS | | $26.9 | $4.1 | $5.5 | $3.1 | $7.4 | $20.1 | $4.9 | $6.2 | $9.4 | $20.6 |

(8) SaaS ACV from new deals across Bundled SaaS and Unbundled SaaS was $27.2 million, representing an increase of 37% year-over-year. New deals include expansions and new functionality.

(9) SaaS ACV from conversion deals in Q3 was minimal, $0.7 million, due to the success of our hybrid cloud model as customers know they can add AI now and convert the rest of their Verint solutions later when they are ready. Conversion deals include like-to-like conversions of existing on premises deployments to the Verint Cloud Platform in Bundled SaaS.

(10) Adjusted for the quality managed services divestiture, which closed January 31, 2024. SaaS ARR has not been adjusted for the divestiture due to the immaterial nature of the adjustments.

© 2025 Verint Systems Inc. All marks referenced herein are trademarks, registered or otherwise, of Verint Systems Inc. ("Verint"), its subsidiaries, or its respective licensor owners. All Rights Reserved Worldwide.

© 2025 Verin t Systems Inc. All marks referenced herein are trademarks, registered or otherwise, of Verint Systems Inc. (“Veri nt”), its subsidiaries, or its respective licensor owners. All Rights Reserved Worldwide. Cash Generation Model   ($ in millions) Subscription ARR Perpetual and Professional Services Revenue Cash Generation Less: Cost of Revenue and Operating Expenses Cash Contribution Margin Operating Efficiency % To be reported annually starting in Q4 FYE25

# Summary

| | ($ in millions) | Year Ended 1/31/2021 GAAP | Year Ended 1/31/2021 Non-GAAP | Year Ended 1/31/2022 GAAP | Year Ended 1/31/2022 Non-GAAP | Year Ended 1/31/2023 GAAP | Year Ended 1/31/2023 Non-GAAP | Three Months Ended 4/30/2023 GAAP | Three Months Ended 4/30/2023 Non-GAAP | Three Months Ended 7/31/2023 GAAP | Three Months Ended 7/31/2023 Non-GAAP | Three Months Ended 10/31/2023 GAAP | Three Months Ended 10/31/2023 Non-GAAP | Three Months Ended 1/31/2024 GAAP | Three Months Ended 1/31/2024 Non-GAAP |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| Revenue Metrics | Recurring Revenue | $575.6 | $586.0 | $633.1 | $639.3 | $685.5 | $688.5 | $166.4 | $167.1 | $161.0 | $161.2 | $161.1 | $161.2 | $210.7 | $210.8 |
| | Nonrecurring Revenue | $254.6 | $254.6 | $241.4 | $241.4 | $216.7 | $216.7 | $50.1 | $50.1 | $49.2 | $49.2 | $57.4 | $57.4 | $54.4 | $54.4 |
| | Total Revenue | $830.2 | $840.6 | $874.5 | $880.7 | $902.2 | $905.2 | $216.6 | $217.2 | $210.2 | $210.4 | $218.5 | $218.7 | $265.1 | $265.2 |
| | | | | | | | | | | | | | | | |
| | Reported Revenue Growth, adjusted for January 31, 2024 quality managed services divestiture | | | | | | | | | | | | | | |
| | Reported Revenue Growth | -1.9% | -3.7% | 5.3% | 4.8% | 3.2% | 2.8% | -0.6% | -0.9% | -5.7% | -5.9% | -3.0% | -3.1% | 12.2% | 12.0% |
| | Constant Currency Revenue Growth | -2.1% | -3.9% | 4.2% | 3.6% | 5.3% | 5.0% | 1.0% | 0.3% | -5.8% | -6.1% | -3.6% | -3.8% | 11.7% | 11.5% |
| Recurring Revenue Mix | % of Software Revenue that is Recurring Revenue | 80.2% | 80.5% | 82.1% | 82.2% | 85.5% | 85.5% | 87.2% | 87.3% | 86.5% | 86.5% | 86.8% | 86.8% | 89.1% | 89.1% |
| Gross Profit Metrics | Gross Profit | $542.7 | $580.8 | $575.9 | $606.2 | $607.2 | $631.7 | $148.2 | $151.5 | $141.3 | $146.3 | $153.0 | $155.9 | $190.8 | $198.2 |
| | Gross Margin % | 65.4% | 69.1% | 65.9% | 68.8% | 67.3% | 69.8% | 68.4% | 69.8% | 67.2% | 69.5% | 70.0% | 71.3% | 72.0% | 74.7% |
| | | | | | | | | | | | | | | | |
| | Gross Profit Growth YoY | | | 6.1% | 4.4% | 5.4% | 4.2% | 5.0% | 2.4% | -4.4% | -4.9% | -1.2% | -3.0% | 16.8% | 17.1% |
| Operating Expense Metrics | Research and Development, net | $128.2 | $113.0 | $123.3 | $114.3 | $130.6 | $115.6 | $31.8 | $29.3 | $34.1 | $28.8 | $32.1 | $29.0 | $35.9 | $32.7 |
| | % of Revenue | 15.4% | 13.4% | 14.1% | 13.0% | 14.5% | 12.8% | 14.7% | 13.5% | 16.2% | 13.7% | 14.7% | 13.3% | 13.5% | 12.3% |
| | Selling, General and Administrative | $327.3 | $246.3 | $376.8 | $284.6 | $392.9 | $304.2 | $101.3 | $77.1 | $108.4 | $76.7 | $87.9 | $73.3 | $108.4 | $82.4 |
| | % of Revenue | 39.4% | 29.3% | 43.1% | 32.3% | 43.6% | 33.6% | 46.8% | 35.5% | 51.6% | 36.4% | 40.2% | 33.5% | 40.9% | 31.1% |
| Profitability Metrics | Operating (Loss) Income | $57.4 | $221.5 | $46.8 | $207.2 | $57.4 | $211.8 | $8.8 | $45.1 | ($7.5) | $40.9 | $26.7 | $53.6 | $40.2 | $83.1 |
| | Operating Margin % | 6.9% | 26.4% | 5.4% | 23.5% | 6.4% | 23.4% | 4.1% | 20.8% | -3.6% | 19.4% | 12.2% | 24.5% | 15.2% | 31.3% |
| | Adjusted EBITDA | | $248.8 | | $232.5 | | $237.3 | | $51.9 | | $47.4 | | $59.2 | | $88.7 |
| | Adjusted EBITDA Margin | | 29.6% | | 26.4% | | 26.2% | | 23.9% | | 22.5% | | 27.1% | | 33.4% |
| | Diluted EPS | ($0.88) | $2.57 | ($0.07) | $2.28 | ($0.09) | $2.52 | ($0.03) | $0.53 | ($0.17) | $0.48 | $0.12 | $0.65 | $0.37 | $1.07 |

| | ($ in millions) | Year Ended 1/31/2024 GAAP | Year Ended 1/31/2024 Non-GAAP | Three Months Ended 4/30/2024 GAAP | Three Months Ended 4/30/2024 Non-GAAP | Three Months Ended 7/31/2024 GAAP | Three Months Ended 7/31/2024 Non-GAAP | Three Months Ended 10/31/2024 GAAP | Three Months Ended 10/31/2024 Non-GAAP | Nine Month Ended 10/31/2024 GAAP | Nine Month Ended 10/31/2024 Non-GAAP |
|---|---|---|---|---|---|---|---|---|---|---|---|
| Revenue Metrics | Recurring Revenue | $699.2 | $700.3 | $173.5 | $173.5 | $163.2 | $163.2 | $179.9 | $179.9 | $516.6 | $516.6 |
| | Nonrecurring Revenue | $211.1 | $211.1 | $47.7 | $47.7 | $46.9 | $46.9 | $44.3 | $44.3 | $139.0 | $139.0 |
| | Total Revenue | $910.4 | $911.5 | $221.3 | $221.3 | $210.2 | $210.2 | $224.2 | $224.2 | $655.6 | $655.6 |
| | | | | | | | | | | | |
| | Reported Revenue Growth, adjusted for January 31, 2024 quality managed services divestiture | | | 5.5% | 5.2% | 3.2% | 3.0% | 5.5% | 5.5% | 4.7% | 4.6% |
| | Reported Revenue Growth | 0.9% | 0.7% | 2.2% | 1.9% | 0.0% | -0.1% | 2.6% | 2.5% | 1.6% | 1.5% |
| | Constant Currency Revenue Growth | 0.9% | 0.6% | 2.0% | 1.8% | -0.1% | -0.2% | 2.0% | 2.0% | 1.4% | 1.2% |
| Recurring Revenue Mix | % of Software Revenue that is Recurring Revenue | 87.5% | 87.5% | 87.5% | 87.5% | 87.3% | 87.3% | 88.5% | 88.5% | 87.7% | 87.7% |
| Gross Profit Metrics | Gross Profit | $633.3 | $651.9 | $157.5 | $160.1 | $145.4 | $149.7 | $158.6 | $161.3 | $461.6 | $471.1 |
| | Gross Margin % | 69.6% | 71.5% | 71.2% | 72.4% | 69.2% | 71.2% | 70.8% | 72.0% | 70.4% | 71.9% |
| | | | | | | | | | | | |
| | Gross Profit Growth YoY | 4.3% | 3.2% | 6.3% | 5.7% | 2.9% | 2.3% | 3.7% | 3.5% | 4.3% | 3.8% |
| Operating Expense Metrics | Research and Development, net | $133.8 | $119.8 | $36.7 | $31.7 | $35.4 | $30.7 | $37.7 | $34.1 | $109.8 | $96.5 |
| | % of Revenue | 14.7% | 13.1% | 16.6% | 14.3% | 16.8% | 14.6% | 16.8% | 15.2% | 16.8% | 14.7% |
| | Selling, General and Administrative | $405.9 | $309.4 | $93.3 | $78.4 | $93.2 | $74.7 | $96.0 | $80.3 | $282.4 | $233.4 |
| | % of Revenue | 44.6% | 33.9% | 42.2% | 35.4% | 44.3% | 35.5% | 42.8% | 35.8% | 43.1% | 35.6% |
| Profitability Metrics | Operating (Loss) Income | $68.2 | $222.6 | $24.4 | $50.0 | $13.9 | $44.3 | $21.7 | $46.9 | $60.1 | $141.2 |
| | Operating Margin % | 7.5% | 24.4% | 11.0% | 22.6% | 6.6% | 21.1% | 9.7% | 20.9% | 9.2% | 21.5% |
| | Adjusted EBITDA | | $247.2 | | $56.3 | | $50.5 | | $53.5 | | $160.3 |
| | Adjusted EBITDA Margin | | 27.1% | | 25.4% | | 24.0% | | 23.8% | | 24.4% |
| | Diluted EPS | $0.28 | $2.73 | $0.16 | $0.59 | $0.02 | $0.49 | $0.39 | $0.54 | $0.58 | $1.62 |

© 2025 Verint Systems Inc. All marks referenced herein are trademarks, registered or otherwise, of Verint Systems Inc. ("Verint"), its subsidiaries, or its respective licensor owners. All Rights Reserved Worldwide.

© 2025 Verin t Systems Inc. All marks referenced herein are trademarks, registered or otherwise, of Verint Systems Inc. (“Veri nt”), its subsidiaries, or its respective licensor owners. All Rights Reserved Worldwide. Divestiture Revenue Year Ended ($ in millions) 4/30/2023 7/31/2023 10/31/2023 1/31/2024 1/31/2024 Total GAAP revenue 216.6$ 210.2$ 218.5$ 265.1$ 910.4$ Revenue from divested offering 6.8 6.4 6.1 5.9 25.2 Total GAAP revenue without divested offering 209.8$ 203.7$ 212.4$ 259.2$ 885.1$ Total non-GAAP revenue 217.2$ 210.4$ 218.7$ 265.2$ 911.5$ Revenue from divested offering 6.8 6.4 6.1 5.9 25.2 Total non-GAAP revenue without divested offering 210.4$ 204.0$ 212.6$ 259.3$ 886.2$ Three Months Ended

© 2025 Verin t Systems Inc. All marks referenced herein are trademarks, registered or otherwise, of Verint Systems Inc. (“Veri nt”), its subsidiaries, or its respective licensor owners. All Rights Reserved Worldwide. Recurring Summary GAAP Non-GAAP GAAP Non-GAAP GAAP Non-GAAP GAAP Non-GAAP GAAP Non-GAAP GAAP Non-GAAP GAAP Non-GAAP GAAP Non-GAAP GAAP Non-GAAP GAAP Non-GAAP GAAP Non-GAAP GAAP Non-GAAP Recurring Revenue $575.6 $586.0 $633.1 $639.3 $685.5 $688.5 $166.4 $167.1 $161.0 $161.2 $161.1 $161.2 $210.7 $210.8 $699.2 $700.3 $173.5 $173.5 $163.2 $163.2 $179.9 $179.9 $516.6 $516.6 SaaS $218.0 $227.1 $322.8 $328.4 $444.2 $447.0 $117.1 $117.8 $113.4 $113.7 $115.7 $115.8 $168.6 $168.7 $514.8 $515.9 $141.0 $141.0 $131.1 $131.1 $148.7 $148.7 $420.7 $420.7 SaaS Bundled $146.0 $155.0 $183.0 $188.6 $222.6 $225.4 $59.5 $60.1 $62.1 $62.3 $63.3 $63.4 $65.8 $65.9 $250.5 $251.6 $65.7 $65.7 $71.6 $71.6 $75.2 $75.2 $212.5 $212.5 SaaS Unbundled $72.0 $72.2 $139.7 $139.8 $221.6 $221.6 $57.7 $57.7 $51.4 $51.4 $52.4 $52.4 $102.8 $102.8 $264.3 $264.3 $75.3 $75.3 $59.5 $59.5 $73.4 $73.4 $208.2 $208.2 Support $298.2 $298.4 $244.7 $244.8 $179.9 $180.0 $36.4 $36.4 $35.4 $35.4 $33.6 $33.6 $31.3 $31.3 $136.7 $136.7 $27.4 $27.4 $26.6 $26.6 $25.5 $25.5 $79.4 $79.4 Optional Managed Services $59.5 $60.5 $65.6 $66.2 $61.4 $61.6 $12.9 $12.9 $12.2 $12.2 $11.8 $11.8 $10.8 $10.8 $47.7 $47.7 $5.2 $5.2 $5.6 $5.6 $5.7 $5.7 $16.5 $16.5 Recurring Revenue Growth YoY 7.7% 4.4% 10.0% 9.1% 8.3% 7.7% 4.4% 4.0% -3.3% -3.5% -7.5% -7.7% 13.6% 13.3% 2.0% 1.7% 4.3% 3.9% 1.4% 1.2% 11.6% 11.5% 5.7% 5.5% Constant Currency Recurring Revenue Growth YoY 8.8% 7.9% 10.6% 10.1% 5.9% 5.4% -3.6% -3.9% -8.4% -8.5% 13.1% 12.9% 1.9% 1.6% 4.2% 3.8% 1.5% 1.3% 10.8% 10.7% 5.5% 5.2% SaaS Revenue Growth YoY 32.9% 20.5% 48.1% 44.6% 37.6% 36.1% 23.7% 22.7% 10.6% 10.1% -0.1% -0.3% 28.6% 28.2% 15.9% 15.4% 20.3% 19.7% 15.6% 15.3% 28.5% 28.4% 21.5% 21.2% Constant Currency SaaS Revenue Growth YoY 46.8% 43.3% 39.9% 38.4% 25.1% 24.1% 10.3% 9.8% -0.9% -1.2% 28.1% 27.7% 15.8% 15.3% 20.2% 19.6% 15.6% 15.4% 27.5% 27.4% 21.2% 20.8% Recurring Gross Profit $436.6 $450.7 $476.6 $485.4 $523.2 $530.3 $126.8 $127.9 $121.4 $123.5 $122.2 $122.9 $165.9 $170.5 $536.4 $544.7 $137.6 $138.2 $126.9 $128.1 $141.1 $141.7 $405.6 $407.9 Recurring Gross Margin % 75.8% 76.9% 75.3% 75.9% 76.3% 77.0% 76.2% 76.5% 75.4% 76.6% 75.9% 76.2% 78.7% 80.9% 76.7% 77.8% 79.3% 79.6% 77.8% 78.5% 78.5% 78.8% 78.5% 79.0% Recurring Gross Profit Growth YoY 9.2% 7.7% 9.8% 9.3% 7.1% 6.3% -3.3% -3.0% -9.7% -10.3% 15.3% 17.0% 2.5% 2.7% 8.5% 8.0% 4.5% 3.7% 15.4% 15.3% 9.5% 9.0% 10/31/2024 Three Months Ended R e v e n u e M e tr ic s Year Ended Three Months Ended 1/31/20221/31/2021 G ro s s P ro fi t ($ in millions)   Year Ended Year Ended 1/31/2023 7/31/2023 1/31/20244/30/2023 10/31/2023 1/31/2024 7/31/2024 Year Ended 4/30/2024 Nine Month Ended 10/31/2024

# Nonrecurring Summary

| ($ in millions) | | Year Ended 1/31/2021 | | Year Ended 1/31/2022 | | Year Ended 1/31/2023 | | Three Months Ended 4/30/2023 | | Three Months Ended 7/31/2023 | | Three Months Ended 10/31/2023 | | Three Months Ended 1/31/2024 | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | GAAP | Non-GAAP | GAAP | Non-GAAP | GAAP | Non-GAAP | GAAP | Non-GAAP | GAAP | Non-GAAP | GAAP | Non-GAAP | GAAP | Non-GAAP |
| Revenue Metrics | Nonrecurring Revenue | $254.6 | $254.6 | $241.4 | $241.4 | $216.7 | $216.7 | $50.1 | $50.1 | $49.2 | $49.2 | $57.4 | $57.4 | $54.4 | $54.4 |
| | Perpetual | $141.8 | $141.8 | $138.1 | $138.1 | $116.6 | $116.6 | $24.3 | $24.3 | $25.2 | $25.2 | $24.6 | $24.6 | $25.8 | $25.8 |
| | Professional Services and other | $112.8 | $112.8 | $103.3 | $103.3 | $100.1 | $100.1 | $25.8 | $25.8 | $24.0 | $24.0 | $32.9 | $32.9 | $28.7 | $28.7 |
| | Nonrecurring Revenue Growth YoY | | | -5.2% | -5.2% | -10.2% | -10.2% | -14.4% | -14.4% | -12.9% | -12.9% | 12.7% | 12.7% | 7.2% | 7.2% |
| Gross Profit | Nonrecurring Gross Profit | $124.1 | $130.1 | $117.2 | $120.8 | $97.2 | $101.3 | $23.3 | $23.6 | $21.8 | $22.8 | $32.4 | $33.0 | $26.5 | $27.7 |
| | Nonrecurring Gross Margin % | 48.7% | 51.1% | 48.5% | 50.0% | 44.8% | 46.8% | 46.5% | 47.1% | 44.3% | 46.4% | 56.4% | 57.4% | 48.7% | 51.0% |
| | Nonrecurring Gross Profit Growth YoY | | | -5.6% | -7.2% | -17.1% | -16.1% | -11.9% | -14.3% | -15.4% | -13.9% | 41.1% | 39.1% | 20.6% | 17.8% |

| ($ in millions) | | Year Ended 1/31/2024 | | Three Months Ended 4/30/2024 | | Three Months Ended 7/31/2024 | | Three Months Ended 10/31/2024 | |
|---|---|---|---|---|---|---|---|---|---|
| | | GAAP | Non-GAAP | GAAP | Non-GAAP | GAAP | Non-GAAP | GAAP | Non-GAAP |
| Revenue Metrics | Nonrecurring Revenue | $211.1 | $211.1 | $47.7 | $47.7 | $46.9 | $46.9 | $44.3 | $44.3 |
| | Perpetual | $99.9 | $99.9 | $24.9 | $24.9 | $23.8 | $23.8 | $23.5 | $23.5 |
| | Professional Services and other | $111.3 | $111.3 | $22.8 | $22.8 | $23.1 | $23.1 | $20.9 | $20.9 |
| | Nonrecurring Revenue Growth YoY | -2.6% | -2.6% | -4.7% | -4.7% | -4.5% | -4.5% | -22.8% | -22.8% |
| Gross Profit | Nonrecurring Gross Profit | $104.0 | $107.1 | $21.3 | $22.0 | $20.1 | $21.6 | $19.0 | $19.6 |
| | Nonrecurring Gross Margin % | 49.3% | 50.7% | 44.5% | 46.0% | 42.9% | 46.0% | 42.9% | 44.2% |
| | Nonrecurring Gross Profit Growth YoY | 7.0% | 5.8% | -8.8% | -7.0% | -7.6% | -5.4% | -41.3% | -40.6% |

© 2025 Verint Systems Inc. All marks referenced herein are trademarks, registered or otherwise, of Verint Systems Inc. ("Verint"), its subsidiaries, or its respective licensor owners. All Rights Reserved Worldwide.

# Constant Currency

| ($ in millions) | Year Ended | Year Ended | Year Ended | Three Months Ended | | | | Year Ended | Three Months Ended | | | Nine Months Ended |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | 1/31/2021 | 1/31/2022 | 1/31/2023 | 4/30/2023 | 7/31/2023 | 10/31/2023 | 1/31/2024 | 1/31/2024 | 4/30/2024 | 7/31/2024 | 10/31/2024 | 10/31/2024 |
| GAAP | | | | | | | | | | | | |
| Revenue for the three months ended prior period | $ 846.5 | $ 830.2 | $ 874.5 | $ 217.9 | $ 222.9 | $ 225.2 | $ 236.2 | $ 902.2 | $ 216.6 | $ 210.2 | $ 218.5 | $ 645.3 |
| Revenue for the three months ended current period | $ 830.2 | $ 874.5 | $ 902.2 | $ 216.6 | $ 210.2 | $ 218.5 | $ 265.1 | $ 910.4 | $ 221.3 | $ 210.2 | $ 224.2 | $ 655.6 |
| Revenue for the three months ended current period at constant currency (1) | $ 829.0 | $ 865.0 | $ 921.0 | $ 220.0 | $ 210.0 | $ 217.0 | $ 264.0 | $ 910.0 | $ 221.0 | $ 210.0 | $ 223.0 | $ 654.0 |
| Reported period-over-period revenue growth | -1.9% | 5.3% | 3.2% | -0.6% | -5.7% | -3.0% | 12.2% | 0.9% | 2.2% | 0.0% | 2.6% | 1.6% |
| % impact from change in foreign currency exchange rates | -0.2% | -1.0% | 2.1% | 1.6% | -0.1% | -0.6% | -0.5% | 0.0% | -0.2% | -0.1% | -0.6% | -0.2% |
| Constant currency period-over-period revenue growth | -2.1% | 4.2% | 5.3% | 1.0% | -5.8% | -3.6% | 11.7% | 0.9% | 2.0% | -0.1% | 2.0% | 1.4% |
| Non-GAAP | | | | | | | | | | | | |
| Revenue for the three months ended prior period | $ 873.2 | $ 840.6 | $ 880.7 | $ 219.2 | $ 223.6 | $ 225.6 | $ 236.8 | $ 905.2 | $ 217.2 | $ 210.4 | $ 218.7 | $ 646.3 |
| Revenue for the three months ended current period | $ 840.6 | $ 880.7 | $ 905.2 | $ 217.2 | $ 210.4 | $ 218.7 | $ 265.2 | $ 911.5 | $ 221.3 | $ 210.2 | $ 224.2 | $ 655.6 |
| Revenue for the three months ended current period at constant currency (1) | $ 839.0 | $ 871.0 | $ 925.0 | $ 220.0 | $ 210.0 | $ 217.0 | $ 264.0 | $ 911.0 | $ 221.0 | $ 210.0 | $ 223.0 | $ 654.0 |
| Reported period-over-period revenue growth | -3.7% | 4.8% | 2.8% | -0.9% | -5.9% | -3.1% | 12.0% | 0.7% | 1.9% | -0.1% | 2.5% | 1.5% |
| % impact from change in foreign currency exchange rates | -0.2% | -1.2% | 2.2% | 1.2% | -0.2% | -0.7% | -0.5% | -0.1% | -0.1% | -0.1% | -0.5% | -0.3% |
| Constant currency period-over-period revenue growth | -3.9% | 3.6% | 5.0% | 0.3% | -6.1% | -3.8% | 11.5% | 0.6% | 1.8% | -0.2% | 2.0% | 1.2% |

© 2025 Verint Systems Inc. All marks referenced herein are trademarks, registered or otherwise, of Verint Systems Inc. ("Verint"), its subsidiaries, or its respective licensor owners. All Rights Reserved Worldwide.

© 2025 Verin t Systems Inc. All marks referenced herein are trademarks, registered or otherwise, of Verint Systems Inc. (“Veri nt”), its subsidiaries, or its respective licensor owners. All Rights Reserved Worldwide. Gross Profit Year Ended Year Ended Year Ended Year Ended Nine Months Ended ($ in millions) 1/31/2021 1/31/2022 1/31/2023 4/30/2023 7/31/2023 10/31/2023 1/31/2024 1/31/2024 4/30/2024 7/31/2024 10/31/2024 10/31/2024 Gross Profit and Gross Margin Total GAAP revenue 830.2$ 874.5$ 902.2$ 216.6$ 210.2$ 218.5$ 265.1$ 910.4$ 221.3$ 210.2$ 224.2$ 655.6$ Recurring costs 139.0 156.6 162.3 39.6 39.6 38.9 44.8 162.9 35.9 36.3 38.7 111.0 Nonrecurring costs 130.5 124.2 119.5 26.8 27.4 25.0 27.9 107.1 26.5 26.8 25.3 78.6 Amortization of acquired technology 18.0 17.8 13.2 2.0 1.9 1.6 1.6 7.1 1.4 1.6 1.5 4.5 Total GAAP cost of revenue 287.6 298.6 295.1 68.4 68.9 65.5 74.3 277.1 63.8 64.7 65.6 194.1 GAAP gross profit 542.7$ 575.9$ 607.2$ 148.2$ 141.3$ 153.0$ 190.8$ 633.3$ 157.5$ 145.4$ 158.6$ 461.6$ GAAP gross margin 65.4% 65.9% 67.3% 68.4% 67.2% 70.0% 72.0% 69.6% 71.2% 69.2% 70.8% 70.4% Revenue adjustments 10.3 6.2 3.0 0.6 0.2 0.1 0.1 1.1 - - - - Amortization of acquired technology 18.0 17.8 13.2 2.0 1.9 1.6 1.6 7.1 1.4 1.6 1.5 4.5 Stock-based compensation expenses 3.3 5.0 5.7 0.4 1.4 1.1 1.2 4.1 1.1 2.2 0.9 4.2 Acquisition and divestitures expenses (benefit), net 0.4 0.3 0.2 0.1 0.3 0.0 (0.2) 0.1 - - 0.0 0.0 Restructuring expenses 2.2 0.8 2.4 0.3 1.2 (0.0) 4.7 6.1 0.2 0.4 0.2 0.8 Separation expenses (2) - 0.1 - - - - - - - - - - Impairment charges 0.1 - - - - - - - - - - - Discontinued operations corporate overhead adjustment 4.7 - - - - - - - - - - - Allocation methodology difference (0.8) - - - - - - - - - - - Non-GAAP gross profit 580.8$ 606.2$ 631.7$ 151.5$ 146.3$ 155.9$ 198.2$ 651.9$ 160.1$ 149.7$ 161.3$ 471.1$ Non-GAAP gross margin 69.1% 68.8% 69.8% 69.8% 69.5% 71.3% 74.7% 71.5% 72.4% 71.2% 72.0% 71.9% Recurring Gross Profit and Gross Margin GAAP recurring revenue 575.6$ 633.1$ 685.5$ 166.4$ 161.0$ 161.1$ 210.7$ 699.2$ 173.5$ 163.2$ 179.9$ 516.6$ GAAP recurring costs 139.0 156.6 162.3 39.6 39.6 38.9 44.8 162.9 35.9 36.3 38.7 111.0 GAAP recurring gross profit 436.6 476.6 523.2 126.8 121.4 122.2 165.9 536.4 137.6 126.9 141.1 405.6 GAAP recurring gross margin 75.8% 75.3% 76.3% 76.2% 75.4% 75.9% 78.7% 76.7% 79.3% 77.8% 78.5% 78.5% Recurring revenue adjustments 10.3 6.2 3.0 0.6 0.2 0.1 0.1 1.1 - - - - Recurring stock-based compensation expenses 1.1 2.0 2.9 0.3 0.7 0.5 0.6 2.1 0.5 1.1 0.5 2.2 Recurring acquisition and divestitures expenses (benefit), net 0.1 0.1 0.0 0.1 0.3 0.0 (0.2) 0.1 - - 0.0 0.0 Recurring restructuring expenses 1.0 0.5 1.3 0.1 0.8 (0.0) 4.1 5.0 0.0 (0.0) 0.0 0.0 Recurring separation expenses (2) - 0.0 - - - - - - - - - - Recurring impairment charges - - - - - - - - - - - - Recurring discontinued operations corporate overhead adjustment 1.0 - - - - - - - - - - - Recurring allocation methodology difference 0.6 - - - - - - - - - - - Non-GAAP recurring gross profit 450.7$ 485.4$ 530.3$ 127.9$ 123.5$ 122.9$ 170.5$ 544.7$ 138.2$ 128.1$ 141.7$ 407.9$ Non-GAAP recurring gross margin 76.9% 75.9% 77.0% 76.5% 76.6% 76.2% 80.9% 77.8% 79.6% 78.5% 78.8% 79.0% Nonrecurring Gross Profit and Gross Margin GAAP nonrecurring revenue 254.6$ 241.4$ 216.7$ 50.1$ 49.2$ 57.4$ 54.4$ 211.1$ 47.7$ 46.9$ 44.3$ 139.0$ GAAP nonrecurring costs 130.5 124.2 119.5 26.8 27.4 25.0 27.9 107.1 26.5 26.8 25.3 78.6 GAAP nonrecurring gross profit 124.1 117.2 97.2 23.3 21.8 32.4 26.5 104.0 21.3 20.1 19.0 60.4 GAAP nonrecurring gross margin 48.7% 48.5% 44.8% 46.5% 44.3% 56.4% 48.7% 49.3% 44.5% 42.9% 42.9% 43.5% Nonrecurring revenue adjustments - - - - - - - - - - - - Nonrecurring stock-based compensation expenses 2.2 3.0 2.8 0.1 0.7 0.6 0.6 2.0 0.5 1.0 0.4 1.9 Nonrecurring acquisition and divestitures expenses (benefit), net 0.2 0.2 0.2 - - - - - - - - - Nonrecurring restructuring expenses (benefit) 1.2 0.3 1.2 0.2 0.3 0.0 0.6 1.1 0.2 0.4 0.2 0.8 Nonrecurring separation expenses (2) - 0.0 - - - - - - - - - - Nonrecurring impairment charges 0.1 - - - - - - - - - - - Nonrecurring discontinued operations corporate overhead adjustment 3.7 - - - - - - - - - - - Nonrecurring allocation methodology difference (1.4) - - - - - - - - - - - Non-GAAP nonrecurring gross profit 130.1$ 120.8$ 101.3$ 23.6$ 22.8$ 33.0$ 27.7$ 107.1$ 22.0$ 21.6$ 19.6$ 63.2$ Non-GAAP nonrecurring gross margin 51.1% 50.0% 46.8% 47.1% 46.4% 57.4% 51.0% 50.7% 46.0% 46.0% 44.2% 45.4% Three Months Ended Three Months Ended

# Operating Expenses

| ($ in millions) | Year Ended 1/31/2021 | Year Ended 1/31/2022 | Three Months Ended 4/30/2023 | Three Months Ended 7/31/2023 | Three Months Ended 10/31/2023 | Three Months Ended 1/31/2024 | Year Ended 1/31/2024 | Three Months Ended 4/30/2024 | Three Months Ended 7/31/2024 | Three Months Ended 10/31/2024 | Nine Months Ended 10/31/2024 |
|---|---|---|---|---|---|---|---|---|---|---|---|
| Research and Development, net | | | | | | | | | | | |
| GAAP research and development, net | $ 128.2 | $ 123.3 | $ 31.8 | $ 34.1 | $ 32.1 | $ 35.9 | $ 133.8 | $ 36.7 | $ 35.4 | $ 37.7 | $ 109.8 |
| as a % of GAAP revenue | 15.4% | 14.1% | 14.7% | 16.2% | 14.7% | 13.5% | 14.7% | 16.6% | 16.8% | 16.8% | 16.8% |
| Stock-based compensation expenses | (3.9) | (7.6) | (2.3) | (3.5) | (3.0) | (3.1) | (11.9) | (3.5) | (4.5) | (3.1) | (11.1) |
| Acquisition and divestitures (expenses) benefit, net | (0.3) | (0.5) | (0.1) | (0.0) | (0.0) | (0.0) | (0.1) | - | (0.0) | (0.2) | (0.2) |
| Restructuring expenses | (1.4) | (0.4) | (0.1) | (0.2) | (0.0) | (0.0) | (0.3) | (1.5) | (0.2) | (0.4) | (2.0) |
| Separation expenses (2) | - | (0.5) | - | - | - | - | - | - | - | - | - |
| IT facilities and infrastructure realignment (6) | - | - | - | (1.6) | - | (0.0) | (1.7) | - | - | - | - |
| Other Adjustments | (0.0) | - | (0.0) | 0.0 | - | - | - | - | - | - | - |
| Discontinued operations corporate overhead adjustment | (16.9) | - | - | - | - | - | - | - | - | - | - |
| Allocation methodology difference | 7.4 | - | - | - | - | - | - | - | - | - | - |
| Non-GAAP research and development, net | $ 113.0 | $ 114.3 | $ 29.3 | $ 28.8 | $ 29.0 | $ 32.7 | $ 119.8 | $ 31.7 | $ 30.7 | $ 34.1 | $ 96.5 |
| as a % of non-GAAP revenue | 13.4% | 13.0% | 13.5% | 13.7% | 13.3% | 12.3% | 13.1% | 14.3% | 14.6% | 15.2% | 14.7% |
| Selling, General and Administrative expenses | | | | | | | | | | | |
| GAAP selling, general and administrative expenses | $ 327.3 | $ 376.8 | $ 101.3 | $ 108.4 | $ 87.9 | $ 108.4 | $ 405.9 | $ 93.3 | $ 93.2 | $ 96.0 | $ 282.4 |
| as a % of GAAP revenue | 39.4% | 43.1% | 46.8% | 51.6% | 40.2% | 40.9% | 44.6% | 42.2% | 44.3% | 42.8% | 43.1% |
| Stock-based compensation expenses | (38.0) | (52.7) | (12.2) | (14.3) | (12.1) | (13.0) | (51.6) | (13.4) | (17.1) | (14.1) | (44.6) |
| Acquisition and divestitures benefit (expenses), net (7) | (2.8) | (9.6) | (7.7) | 1.8 | 0.2 | (10.1) | (15.7) | (0.2) | (0.8) | (1.0) | (2.1) |
| Restructuring expenses | (3.6) | (4.8) | (1.0) | (1.9) | (0.5) | (1.2) | (4.6) | (1.1) | (0.4) | (0.4) | (2.0) |
| Separation expenses (2) | - | (12.4) | (0.1) | (0.2) | (0.2) | (0.2) | (0.8) | - | - | - | - |
| Accelerated lease costs (5) | (2.4) | (9.8) | (0.3) | (4.9) | (0.1) | (0.1) | (5.4) | - | - | - | - |
| IT facilities and infrastructure realignment (6) | - | (1.2) | (2.8) | (12.1) | (1.9) | (1.4) | (18.2) | - | - | - | - |
| Impairment charges | - | (1.6) | - | - | - | - | - | - | - | - | - |
| Other Adjustments | 0.5 | (0.1) | (0.0) | (0.2) | (0.0) | (0.0) | (0.2) | (0.1) | (0.1) | (0.1) | (0.3) |
| Discontinued operations corporate overhead adjustment | (29.3) | - | - | - | - | - | - | - | - | - | - |
| Allocation methodology difference | (5.5) | - | - | - | - | - | - | - | - | - | - |
| Non-GAAP selling, general and administrative expenses | $ 246.3 | $ 284.6 | $ 77.1 | $ 76.7 | $ 73.3 | $ 82.4 | $ 309.4 | $ 78.4 | $ 74.7 | $ 80.3 | $ 233.4 |
| as a % of non-GAAP revenue | 29.3% | 32.3% | 35.5% | 36.4% | 33.5% | 31.1% | 33.9% | 35.4% | 35.5% | 35.8% | 35.6% |

© 2025 Verint Systems Inc. All marks referenced herein are trademarks, registered or otherwise, of Verint Systems Inc. ("Verint"), its subsidiaries, or its respective licensor owners. All Rights Reserved Worldwide.

# Operating Margin

| ($ in millions) | Year Ended | Year Ended | Year Ended | Three Months Ended | | | | Year Ended | Three Months Ended | | | Nine Months Ended |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | 1/31/2021 | 1/31/2022 | 1/31/2023 | 4/30/2023 | 7/31/2023 | 10/31/2023 | 1/31/2024 | 1/31/2024 | 4/30/2024 | 7/31/2024 | 10/31/2024 | 10/31/2024 |
| GAAP operating (loss) income | $ 57.4 | $ 46.8 | $ 57.4 | $ 8.8 | $ (7.5) | $ 26.7 | $ 40.2 | $ 68.2 | $ 24.4 | $ 13.9 | $ 21.7 | $ 60.1 |
| GAAP operating margin | 6.9% | 5.4% | 6.4% | 4.1% | -3.6% | 12.2% | 15.2% | 7.5% | 11.0% | 6.6% | 9.7% | 9.2% |
| Revenue adjustments | 10.3 | 6.2 | 3.0 | 0.6 | 0.2 | 0.1 | 0.1 | 1.1 | - | - | - | - |
| Amortization of acquired technology | 18.0 | 17.8 | 13.2 | 2.0 | 1.9 | 1.6 | 1.6 | 7.1 | 1.4 | 1.6 | 1.5 | 4.5 |
| Amortization of other acquired intangible assets | 29.8 | 29.0 | 26.2 | 6.3 | 6.4 | 6.3 | 6.3 | 25.4 | 3.1 | 3.0 | 3.2 | 9.2 |
| Stock-based compensation expenses | 45.2 | 65.3 | 76.1 | 15.0 | 19.1 | 16.2 | 17.3 | 67.6 | 18.0 | 23.7 | 18.1 | 59.8 |
| Acquisition and divestitures (benefit) expenses, net (7) | 3.4 | 10.4 | 1.7 | 7.8 | (1.5) | (0.2) | 9.9 | 16.0 | 0.2 | 0.9 | 1.3 | 2.3 |
| Restructuring expenses | 7.1 | 6.0 | 15.3 | 1.4 | 3.2 | 0.5 | 5.9 | 11.0 | 2.8 | 1.0 | 1.1 | 4.8 |
| Separation expenses (2) | - | 12.9 | 1.3 | 0.1 | 0.2 | 0.2 | 0.2 | 0.8 | - | - | - | - |
| Accelerated lease costs (5) | 2.4 | 9.8 | 8.3 | 0.3 | 4.9 | 0.1 | 0.1 | 5.4 | - | - | - | - |
| IT facilities and infrastructure realignment (6) | - | 1.2 | 4.5 | 2.8 | 13.7 | 1.9 | 1.4 | 19.9 | - | - | - | - |
| Impairment charges | 0.1 | 1.6 | 1.8 | - | - | - | - | - | - | - | - | - |
| Other adjustments | (0.4) | 0.1 | 3.0 | 0.0 | 0.2 | 0.0 | 0.0 | 0.2 | 0.1 | 0.1 | 0.1 | 0.3 |
| Discontinued operations corporate overhead adjustment | 50.9 | - | - | - | - | - | - | - | - | - | - | - |
| Allocation methodology difference | (2.7) | - | - | - | - | - | - | - | - | - | - | - |
| Non-GAAP operating income | $ 221.5 | $ 207.2 | $ 211.8 | $ 45.1 | $ 40.9 | $ 53.6 | $ 83.1 | $ 222.6 | $ 50.0 | $ 44.3 | $ 46.9 | $ 141.2 |
| Non-GAAP operating margin | 26.4% | 23.5% | 23.4% | 20.8% | 19.4% | 24.5% | 31.3% | 24.4% | 22.6% | 21.1% | 20.9% | 21.5% |

© 2025 Verint Systems Inc. All marks referenced herein are trademarks, registered or otherwise, of Verint Systems Inc. ("Verint"), its subsidiaries, or its respective licensor owners. All Rights Reserved Worldwide.

# Adjusted EBITDA Margin

| | Year Ended | Year Ended | Year Ended | Three Months Ended | | | | Year Ended | Three Months Ended | | | Nine Months Ended |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| ($ in millions) | 1/31/2021 | 1/31/2022 | 1/31/2023 | 4/30/2023 | 7/31/2023 | 10/31/2023 | 1/31/2024 | 1/31/2024 | 4/30/2024 | 7/31/2024 | 10/31/2024 | 10/31/2024 |
| GAAP net (loss) income from continuing operations | $ (48.6) | $ 15.7 | $ 15.7 | $ 3.6 | $ (5.8) | $ 12.9 | $ 28.9 | $ 39.6 | $ 15.4 | $ 5.7 | $ 29.0 | $ 50.1 |
| As a percentage of GAAP revenue | -5.9% | 1.8% | 1.7% | 1.7% | -2.8% | 5.9% | 10.9% | 4.4% | 7.0% | 2.7% | 12.9% | 7.6% |
| Provision for (benefit from) income taxes | 6.9 | 23.9 | 39.1 | 4.4 | (2.5) | 13.0 | 6.9 | 21.6 | 8.0 | 4.3 | (10.7) | 1.5 |
| Other expense, net | 99.1 | 7.3 | 2.6 | 0.8 | 0.8 | 0.9 | 4.4 | 6.9 | 1.1 | 3.9 | 3.4 | 8.4 |
| Depreciation and amortization (3) | 75.0 | 72.6 | 65.3 | 16.9 | 24.7 | 13.9 | 13.6 | 69.0 | 10.7 | 10.9 | 11.2 | 32.9 |
| Revenue adjustments | 10.3 | 6.2 | 3.0 | 0.6 | 0.2 | 0.1 | 0.1 | 1.1 | - | - | - | - |
| Stock-based compensation expenses | 45.2 | 65.3 | 76.1 | 15.0 | 19.1 | 16.2 | 17.3 | 67.6 | 18.0 | 23.7 | 18.1 | 59.8 |
| Acquisition and divestitures (benefit) expenses, net (7) | 3.4 | 10.4 | 1.7 | 7.8 | (1.5) | (0.2) | 9.9 | 16.0 | 0.2 | 0.9 | 1.3 | 2.3 |
| Restructuring expenses | 7.1 | 5.9 | 14.9 | 1.3 | 3.2 | 0.5 | 5.9 | 10.9 | 2.8 | 1.0 | 1.1 | 4.8 |
| Separation expenses (2) | - | 12.6 | 1.3 | 0.1 | 0.2 | 0.2 | 0.2 | 0.8 | - | - | - | - |
| Accelerated lease costs (5) | 2.4 | 9.8 | 8.3 | 0.3 | 4.9 | 0.1 | 0.1 | 5.4 | - | - | - | - |
| IT facilities and infrastructure realignment (6) | - | 1.2 | 4.5 | 1.0 | 4.0 | 1.7 | 1.4 | 8.1 | - | - | - | - |
| Impairment charges | 0.1 | 1.6 | 1.8 | - | - | - | - | - | - | - | - | - |
| Other adjustments | (0.4) | 0.1 | 3.0 | 0.0 | 0.2 | 0.0 | 0.0 | 0.2 | 0.1 | 0.1 | 0.1 | 0.3 |
| Discontinued operations corporate overhead adjustment | 50.9 | - | - | - | - | - | - | - | - | - | - | - |
| Allocation methodology difference | (2.7) | - | - | - | - | - | - | - | - | - | - | - |
| Adjusted EBITDA | $ 248.8 | $ 232.5 | $ 237.3 | $ 51.9 | $ 47.4 | $ 59.2 | $ 88.7 | $ 247.2 | $ 56.3 | $ 50.5 | $ 53.5 | $ 160.3 |
| As a percentage of non-GAAP revenue | 29.6% | 26.4% | 26.2% | 23.9% | 22.5% | 27.1% | 33.4% | 27.1% | 25.4% | 24.0% | 23.8% | 24.4% |

© 2025 Verint Systems Inc. All marks referenced herein are trademarks, registered or otherwise, of Verint Systems Inc. ("Verint"), its subsidiaries, or its respective licensor owners. All Rights Reserved Worldwide.

# Other Expense, Tax and Net Income

| ($ in millions) | Year Ended | Year Ended | Year Ended | Three Months Ended | | | | Year Ended | Three Months Ended | | | Nine Months Ended |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | 1/31/2021 | 1/31/2022 | 1/31/2023 | 4/30/2023 | 7/31/2023 | 10/31/2023 | 1/31/2024 | 1/31/2024 | 4/30/2024 | 7/31/2024 | 10/31/2024 | 10/31/2024 |
| <u>Other Expense Reconciliation</u> | | | | | | | | | | | | |
| GAAP other (expense) income, net | $ (99.1) | $ (7.3) | $ (2.6) | $ (0.8) | $ (0.8) | $ (0.9) | $ (4.4) | $ (6.9) | $ (1.1) | $ (3.9) | $ (3.4) | $ (8.4) |
| Unrealized losses on derivatives, net | 1.1 | 14.3 | - | - | - | - | - | - | - | - | - | - |
| Amortization of convertible note discount | 12.9 | - | - | - | - | - | - | - | - | - | - | - |
| Expenses and losses on debt modification or retirement | 1.5 | 2.5 | - | 0.2 | - | - | - | 0.2 | - | - | - | - |
| Change in fair value of future tranche right | 56.1 | (15.8) | - | - | - | - | - | - | - | - | - | - |
| Acquisition and divestitures expenses (benefit), net | 0.1 | (3.5) | - | (0.2) | - | - | - | (0.2) | - | - | - | - |
| Separation expenses (benefit) (2) | - | - | 1.3 | (0.0) | (0.1) | (0.1) | 5.1 | 4.8 | - | - | - | - |
| Other adjustments | - | (1.2) | - | - | - | - | - | - | - | 0.5 | (0.0) | 0.5 |
| Non-GAAP other (expense) income, net | $ (27.3) | $ (11.0) | $ (1.3) | $ (0.7) | $ (0.9) | $ (1.0) | $ 0.7 | $ (2.0) | $ (1.1) | $ (3.4) | $ (3.4) | $ (8.0) |
| <u>Tax Provision (Benefit) Reconciliation</u> | | | | | | | | | | | | |
| GAAP provision for (benefit from) income taxes | $ 6.9 | $ 23.9 | $ 39.1 | $ 4.4 | $ (2.5) | $ 13.0 | $ 6.9 | $ 21.6 | $ 8.0 | $ 4.3 | $ (10.7) | $ 1.5 |
| GAAP effective income tax rate | -16.6% | 60.4% | 71.4% | 54.6% | 30.5% | 50.2% | 19.2% | 35.3% | 34.1% | 42.6% | -58.2% | 3.0% |
| Non-GAAP income tax adjustments | 9.2 | (2.3) | (19.9) | (0.3) | 6.1 | (8.6) | (0.8) | (3.6) | (1.8) | 0.8 | 14.7 | 13.7 |
| Non-GAAP provision for income taxes | $ 16.2 | $ 21.6 | $ 19.2 | $ 4.1 | $ 3.6 | $ 4.3 | $ 6.1 | $ 18.1 | $ 6.2 | $ 5.1 | $ 4.0 | $ 15.3 |
| Non-GAAP effective income tax rate | 8.3% | 11.0% | 9.1% | 9.2% | 9.0% | 8.2% | 7.2% | 8.2% | 12.6% | 12.4% | 9.2% | 11.5% |
| <u>Net (Loss) Income from Continuing Operations Attributable to Verint Systems Inc. Common Shares Reconciliation</u> | | | | | | | | | | | | |
| GAAP net (loss) income from continuing operations attributable to Verint Systems Inc. common shares | $ (57.3) | $ (4.5) | $ (5.9) | $ (1.9) | $ (11.2) | $ 7.4 | $ 23.5 | $ 17.8 | $ 10.0 | $ 1.5 | $ 24.7 | $ 36.2 |
| Total GAAP net (loss) income adjustments (4) (7) | 234.3 | 177.9 | 196.4 | 36.7 | 42.1 | 40.6 | 54.0 | 183.8 | 32.5 | 34.1 | 14.5 | 81.1 |
| Non-GAAP net income from continuing operations attributable to Verint Systems Inc.common shares | $ 177.0 | $ 173.4 | $ 190.5 | $ 34.8 | $ 30.9 | $ 48.0 | $ 77.5 | $ 201.6 | $ 42.6 | $ 35.6 | $ 39.2 | $ 117.3 |

© 2025 Verint Systems Inc. All marks referenced herein are trademarks, registered or otherwise, of Verint Systems Inc. ("Verint"), its subsidiaries, or its respective licensor owners. All Rights Reserved Worldwide.

# EPS and Diluted Shares Outstanding

| ($ in millions, except share and per share data; shares in thousands) | Year Ended 1/31/2021 | Year Ended 1/31/2022 | Year Ended 1/31/2023 | Three Months Ended 4/30/2023 | Three Months Ended 7/31/2023 | Three Months Ended 10/31/2023 | Three Months Ended 1/31/2024 | Year Ended 1/31/2024 | Three Months Ended 4/30/2024 | Three Months Ended 7/31/2024 | Three Months Ended 10/31/2024 | Nine Months Ended 10/31/2024 |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| GAAP diluted net loss from continuing operations per common share attributable to Verint Systems Inc. | $ (0.88) | $ (0.07) | $ (0.09) | $ (0.03) | $ (0.17) | $ 0.12 | $ 0.37 | $ 0.28 | $ 0.16 | $ 0.02 | $ 0.39 | $ 0.58 |
| Non-GAAP diluted net income from continuing operations per common share attributable to Verint Systems Inc. (4) | $ 2.57 | $ 2.28 | $ 2.52 | $ 0.53 | $ 0.48 | $ 0.65 | $ 1.07 | $ 2.73 | $ 0.59 | $ 0.49 | $ 0.54 | $ 1.62 |
| GAAP weighted-average shares used in computing diluted net loss from continuing operations per common share | 65,173 | 65,591 | 65,332 | 64,940 | 64,294 | 64,144 | 63,080 | 64,318 | 62,845 | 62,631 | 62,803 | 62,761 |
| Additional weighted-average shares applicable to non-GAAP net income from continuing operations per common share attributable to Verint Systems Inc | 3,654 | 10,419 | 10,235 | 447 | 269 | 9,478 | 9,478 | 9,478 | 9,477 | 9,478 | 9,477 | 9,478 |
| Non-GAAP diluted weighted-average shares used in computing net income from continuing operations per common share (4) | 68,827 | 76,010 | 75,567 | 65,387 | 64,563 | 73,622 | 72,558 | 73,796 | 72,322 | 72,109 | 72,280 | 72,239 |

© 2025 Verint Systems Inc. All marks referenced herein are trademarks, registered or otherwise, of Verint Systems Inc. ("Verint"), its subsidiaries, or its respective licensor owners. All Rights Reserved Worldwide.

© 2025 Verin t Systems Inc. All marks referenced herein are trademarks, registered or otherwise, of Verint Systems Inc. (“Veri nt”), its subsidiaries, or its respective licensor owners. All Rights Reserved Worldwide. Debt As of As of As of ($ in millions) 4/30/2024 7/31/2024 10/31/2024 Current maturities of long-term debt -$ -$ -$ Long-term debt 411.4 411.7 412.2 Unamortized debt discounts and issuance costs 3.6 3.3 2.8 Gross debt 415.0 415.0 415.0 Less: Cash and cash equivalents 236.6 207.8 182.8 Restricted cash and cash equivalents, and restricted bank time deposits 1.1 0.8 0.5 Short-term investments 0.8 0.8 0.8 Long-term restricted cash, cash equivalents, bank time deposits and investments 0.2 0.2 0.2 Net debt, including long-term restricted cash, cash equivalents, bank time deposits, and investments 176.4$ 205.4$ 230.7$

# Revenue Metrics Reconciliation

| ($ in millions) | Year Ended 1/31/2021 | Year Ended 1/31/2022 | Three Months Ended 4/30/2022 | 7/31/2022 | 10/31/2022 | 1/31/2023 | Year Ended 1/31/2023 | Three Month Ended 4/30/2023 | 7/31/2023 | 10/31/2023 | 1/31/2024 | Year Ended 1/31/2024 |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| Recurring revenue- GAAP | $ 575.6 | $ 633.1 | $ 159.4 | $ 166.4 | $ 174.2 | $ 185.5 | $ 685.5 | $ 166.4 | $ 161.0 | $ 161.1 | $ 210.7 | $ 699.2 |
| SaaS revenue - GAAP | 218.0 | 322.8 | 94.7 | 102.6 | 115.8 | 131.1 | 444.2 | 117.1 | 113.4 | 115.7 | 168.6 | 514.8 |
| Optional managed services revenue - GAAP | 59.5 | 65.6 | 15.9 | 15.8 | 15.4 | 14.3 | 61.4 | 12.9 | 12.2 | 11.8 | 10.8 | 47.7 |
| Support revenue - GAAP | 298.2 | 244.7 | 48.7 | 48.1 | 43.0 | 40.1 | 179.9 | 36.4 | 35.4 | 33.6 | 31.3 | 136.7 |
| Nonrecurring revenue - GAAP | 254.6 | 241.4 | 58.5 | 56.5 | 51.0 | 50.7 | 216.7 | 50.1 | 49.2 | 57.4 | 54.4 | 211.1 |
| Perpetual revenue - GAAP | 141.8 | 138.1 | 33.3 | 30.8 | 24.4 | 28.1 | 116.6 | 24.3 | 25.2 | 24.6 | 25.8 | 99.9 |
| Professional services and other revenue - GAAP | 112.8 | 103.3 | 25.3 | 25.7 | 26.5 | 22.6 | 100.1 | 25.8 | 24.0 | 32.9 | 28.7 | 111.3 |
| Total revenue - GAAP | $ 830.2 | $ 874.5 | $ 217.9 | $ 222.9 | $ 225.2 | $ 236.2 | $ 902.2 | $ 216.6 | $ 210.2 | $ 218.5 | $ 265.1 | $ 910.4 |
| | | | | | | | | | | | | |
| Estimated recurring revenue adjustments | 10.3 | 6.2 | 1.3 | 0.7 | 0.4 | 0.5 | 3.0 | 0.6 | 0.2 | 0.1 | 0.1 | 1.1 |
| Estimated SaaS revenue adjustments | 9.2 | 5.6 | 1.3 | 0.7 | 0.4 | 0.5 | 2.8 | 0.6 | 0.2 | 0.1 | 0.1 | 1.1 |
| Estimated optional managed services revenue adjustments | 1.0 | 0.5 | 0.1 | 0.1 | 0.0 | 0.0 | 0.2 | 0.0 | 0.0 | 0.0 | 0.0 | 0.0 |
| Estimated support revenue adjustments | 0.2 | 0.0 | 0.0 | - | - | - | 0.0 | - | - | - | - | - |
| Estimated nonrecurring revenue adjustments | - | - | - | - | - | - | - | - | - | - | - | - |
| Estimated perpetual revenue adjustments | - | - | - | - | - | - | - | - | - | - | - | - |
| Estimated professional services and other revenue adjustments | - | - | - | - | - | - | - | - | - | - | - | - |
| Total estimated revenue adjustments | 10.3 | 6.2 | 1.3 | 0.7 | 0.4 | 0.5 | 3.0 | 0.6 | 0.2 | 0.1 | 0.1 | 1.1 |
| | | | | | | | | | | | | |
| Recurring revenue- non-GAAP | $ 586.0 | $ 639.3 | $ 160.7 | $ 167.2 | $ 174.6 | $ 186.0 | $ 688.5 | $ 167.1 | $ 161.2 | $ 161.2 | $ 210.8 | $ 700.3 |
| SaaS revenue - non-GAAP | 227.1 | 328.4 | 96.0 | 103.2 | 116.2 | 131.6 | 447.0 | 117.8 | 113.7 | 115.8 | 168.7 | 515.9 |
| Optional managed services revenue - non-GAAP | 60.5 | 66.2 | 16.0 | 15.8 | 15.5 | 14.3 | 61.6 | 12.9 | 12.2 | 11.8 | 10.8 | 47.7 |
| Support revenue - non-GAAP | 298.4 | 244.8 | 48.7 | 48.1 | 43.0 | 40.1 | 180.0 | 36.4 | 35.4 | 33.6 | 31.3 | 136.7 |
| Nonrecurring revenue - non-GAAP | 254.6 | 241.4 | 58.5 | 56.5 | 51.0 | 50.7 | 216.7 | 50.1 | 49.2 | 57.4 | 54.4 | 211.1 |
| Perpetual revenue - non-GAAP | 141.8 | 138.1 | 33.3 | 30.8 | 24.4 | 28.1 | 116.6 | 24.3 | 25.2 | 24.6 | 25.8 | 99.9 |
| Professional services and other revenue - non-GAAP | 112.8 | 103.3 | 25.3 | 25.7 | 26.5 | 22.6 | 100.1 | 25.8 | 24.0 | 32.9 | 28.7 | 111.3 |
| Total revenue - non-GAAP | $ 840.6 | $ 880.7 | $ 219.2 | $ 223.6 | $ 225.6 | $ 236.8 | $ 905.2 | $ 217.2 | $ 210.4 | $ 218.7 | $ 265.2 | $ 911.5 |

© 2025 Verint Systems Inc. All marks referenced herein are trademarks, registered or otherwise, of Verint Systems Inc. ("Verint"), its subsidiaries, or its respective licensor owners. All Rights Reserved Worldwide.

# SaaS Revenue Reconciliation

| | Year Ended | Year Ended | Year Ended | Three Months Ended | | | | Year Ended | Three Months Ended | | | Nine Months Ended |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| ($ in millions) | 1/31/2021 | 1/31/2022 | 1/31/2023 | 4/30/2023 | 7/31/2023 | 10/31/2023 | 1/31/2024 | 1/31/2024 | 4/30/2024 | 7/31/2024 | 10/31/2024 | 10/31/2024 |
| Bundled SaaS revenue - GAAP | $ 146.0 | $ 183.0 | $ 222.6 | $ 59.5 | $ 62.1 | $ 63.3 | $ 65.8 | $ 250.5 | $ 65.7 | $ 71.6 | $ 75.2 | $ 212.5 |
| Unbundled SaaS revenue - GAAP | 72.0 | 139.7 | 221.6 | 57.7 | 51.4 | 52.4 | 102.8 | 264.3 | 75.3 | 59.5 | 73.4 | 208.2 |
| SaaS revenue - GAAP | 218.0 | 322.8 | 444.2 | 117.1 | 113.4 | 115.7 | 168.6 | 514.8 | 141.0 | 131.1 | 148.7 | 420.7 |
| Estimated bundled SaaS revenue adjustments | 9.0 | 5.6 | 2.8 | 0.6 | 0.2 | 0.1 | 0.1 | 1.1 | - | - | - | - |
| Estimated unbundled SaaS revenue adjustments | 0.2 | 0.1 | - | - | - | - | - | - | - | - | - | - |
| Estimated SaaS revenue adjustments | 9.2 | 5.6 | 2.8 | 0.6 | 0.2 | 0.1 | 0.1 | 1.1 | - | - | - | - |
| Bundled SaaS revenue - non-GAAP | 155.0 | 188.6 | 225.4 | 60.1 | 62.3 | 63.4 | 65.9 | 251.6 | 65.7 | 71.6 | 75.2 | 212.5 |
| Unbundled SaaS revenue - non-GAAP | 72.2 | 139.8 | 221.6 | 57.7 | 51.4 | 52.4 | 102.8 | 264.3 | 75.3 | 59.5 | 73.4 | 208.2 |
| SaaS revenue - non-GAAP | $ 227.1 | $ 328.4 | $ 447.0 | $ 117.8 | $ 113.7 | $ 115.8 | $ 168.7 | $ 515.9 | $ 141.0 | $ 131.1 | $ 148.7 | $ 420.7 |

© 2025 Verint Systems Inc. All marks referenced herein are trademarks, registered or otherwise, of Verint Systems Inc. ("Verint"), its subsidiaries, or its respective licensor owners. All Rights Reserved Worldwide.

© 2025 Verin t Systems Inc. All marks referenced herein are trademarks, registered or otherwise, of Verint Systems Inc. (“Veri nt”), its subsidiaries, or its respective licensor owners. All Rights Reserved Worldwide. Footnotes

© 2025 Verin t Systems Inc. All marks referenced herein are trademarks, registered or otherwise, of Verint Systems Inc. (“Veri nt”), its subsidiaries, or its respective licensor owners. All Rights Reserved Worldwide. Supplemental Info Non-GAAP Measures Revenue Metrics and Operating Metrics SaaS Annual Contract Value (ACV) (formerly known as New SaaS ACV) includes the annualized contract value of all new SaaS contracts received within the period; new unbundled SaaS contracts only include the license portion of those orders. In cases where SaaS is offered to partners through usage-based contracts, we include the incremental value of usage contracts over a rolling four quarters. Orders are only included in SaaS ACV with a completed customer contract signed by both parties before the end of the period. Unbundled SaaS ACV includes only the ACV of the unbundled SaaS contracts included in SaaS ACV. Bundled SaaS ACV includes only the ACV of the bundled SaaS contracts included in SaaS ACV and is comprised of two components: New Deals ACV, which represents the annual contract value of new bundled SaaS contracts, received within the period. This includes purchases of new applications by both new and existing customers as well as expansions of entitlements to applications already in use by existing customers, other than if in connection with a conversion. AI booking from new deals represents the portion of New Deals ACV attributable specifically to AI applications. Conversion ACV, which represents the bundled SaaS annual contract value sold to a customer who is converting from an on-premises application to the Verint Cloud within the period. This metric also includes the value of incremental licenses or expansion of entitlements as part of the conversion, including for AI applications.

© 2025 Verin t Systems Inc. All marks referenced herein are trademarks, registered or otherwise, of Verint Systems Inc. (“Veri nt”), its subsidiaries, or its respective licensor owners. All Rights Reserved Worldwide. Supplemental Info Non-GAAP Measures Subscription Annual Recurring Revenue (ARR) represents the annualized quarterly run-rate of our active subscription agreements at the end of the period and is comprised of the ARR calculated for our SaaS, Support, and Optional Managed Services contracts. Under ASC Topic 606, Revenue from Contracts with Customers, we are required to recognize a significant portion of our Unbundled SaaS contracts at a point in time when the software is first made available to the customer, or at the beginning of the subscription term, despite the fact that our contracts typically call for billing these amounts annually or more frequently over the life of the subscription. This point-in-time recognition of a portion of our recurring revenue creates significant variability in the revenue recognized period to period based on the timing of the subscription start date and the subscription term and can create a significant di fference between the timing of our revenue recognition and the actual customer billing under the contract. We use ARR to measure the underlying performance of o ur subscription-based contracts and mitigate the impact of this variability as ARR reduces fluctuations due to seasonality, contract term, and the sales mix of subscriptions. ARR should be viewed independently of revenue, and does not represent our revenue under ASC 606 on an annualized basis, as it is an operating metric that is impacted by contract start and end dates and renewal rates. ARR is not intended to be a replacement for forecasts of revenue and does not include revenue reported as nonrecurring revenue in our consolidated statement of operations. SaaS Annual Recurring Revenue (SaaS ARR) represents the annualized quarterly run-rate value of active or signed SaaS contracts as of the end of a period. For unbundled SaaS contracts, the amount included in SaaS ARR is generally consistent with the amount that we invoice the customer annually for the term- based license transaction. In the case of acquired contracts that allow for early termination, SaaS ARR will reflect the annualized amount of committed contracts in the first quarter and then proportionally increase to the remaining amount of annualized ARR in the subsequent three quarters during the first year post acquisition. We use SaaS ARR to identify the annual recurring value of customer contracts at the end of a reporting period and to monitor the growth of our recurring business as we shift to SaaS. SaaS ARR reduces fluctuations due to seasonality, contract term, and the sales mix of subscriptions for bundled SaaS and unbundled SaaS. SaaS ARR should be viewed independently of revenue, and does not represent our revenue under ASC 606 on an annualized basis, as it is an operating metric that is impacted by contract start and end dates and renewal rates. SaaS ARR is not intended to be a replacement for forecasts of SaaS revenue.

© 2025 Verin t Systems Inc. All marks referenced herein are trademarks, registered or otherwise, of Verint Systems Inc. (“Veri nt”), its subsidiaries, or its respective licensor owners. All Rights Reserved Worldwide. Supplemental Info Non-GAAP Measures Cash Generation represents the sum of ARR and perpetual and professional services and other revenue and provides an estimate of the cash-producing potential of our entire business. Cash Contribution Margin is defined as Cash Generation less cost of revenue and operating expenses and helps assess how effectively we convert our revenue streams into cash. Operating Efficiency Percentage is the result of dividing Cash Contribution Margin by Cash Generation and helps assess the rate at which we convert our revenue streams into cash. Free Cash Flow Free Cash Flow is defined as GAAP cash provided by operating activities less our capital expenditures, which include purchases of property and equipment and capitalized software development costs.